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                                                                   EXHIBIT 10.12

[LOGO] MERRILL LYNCH                         FINANCIAL ASSETS SECURITY AGREEMENT
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Standard

FINANCIAL ASSETS SECURITY AGREEMENT ("Security Agreement") dated as of December 8, 1999, given by NOVO MEDIAGROUP, INC. d/b/a NOVO INTERACTIVE, a corporation organized and existing under the laws of the State of California ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS").

1. DEFINITIONS. (a) In addition to terms defined elsewhere in this Security Agreement, when used herein the following terms shall have the following meanings:

(i) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer; or (B) any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Customer shall make a general assignment for the benefit of creditors; or (D) Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Customer shall be adjudicated a bankrupt or insolvent.

(ii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iii) "Collateral" shall mean: (A) the Securities Account, (B) any free credit balances now or hereafter credited to or owing from MLPF&S to Customer in respect of the Securities Account, (C) all financial assets and investment property (including, without limitation, all security entitlements, securities accounts, stocks, bonds, mutual funds, certificates of deposit, commodities contracts and other securities), money market deposit accounts, instruments, general intangibles and other property of whatever kind or description now and hereafter in or controlled by the Securities Account or listed on any confirmation or periodic report from MLPF&S as being in or controlled by the Securities Account, whether now owned or hereafter acquired, (D) all proceeds of the sale, exchange, redemption or exercise of any of the foregoing, including, without limitation, all dividends, interest payments and other distributions of cash or property in respect thereof, and (E) all rights incident to the ownership of any of the foregoing.

(iv) "Loan Agreements" shall mean that certain WCMA LOAN AND SECURITY AGREEMENT NO. 749-07522 between Customer and MLBFS, and that certain WCMA LOAN AND SECURITY AGREEMENT NO. 749-07529 between Customer and MLBFS, as either or both of the same may from time to time be or have been amended, restated, extended or supplemented.

(v)    "Minimum Value" shall mean $8,800,000.00.

(vi) "MLPF&S" shall mean MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and its successors and assigns.

(vii) "Obligations" shall mean all obligations, liabilities and indebtedness of every kind and nature now or hereafter owing, arising, due or payable from Customer to MLBFS, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or due or to become due, including, without limitation, interest accruing after the filing of any petition in bankruptcy, and all present and future obligations, liabilities and indebtedness of Customer to MLBFS under the Loan Agreements and the agreements, instruments and documents executed pursuant thereto, including, without limitation, this Security Agreement.

(viii) "Permitted Liens" shall mean: (A) liens in favor of MLBFS; (B) liens for current taxes not delinquent and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, liens for taxes being contested in good faith by appropriate proceedings; (C) any trade settlement liens of MLPF&S; and (D) other liens permitted in writing by MLBFS.

(ix) "Securities Account" shall mean that certain MLPF&S securities account number 749-07520 in the name of Customer and any and all successor securities accounts at MLPF&S.

(b) All terms used in this Security Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC. Without limiting the foregoing, the term "financial assets" and "security entitlement" shall have the meaning set forth in Section 8-102 of the UCC, and the term "investment property" shall have the meaning set forth in Section 9-115 of the UCC.

2. GRANT OF SECURITY INTEREST. In order to secure payment and performance of the Obligations, Customer hereby pledges, grants and conveys and assigns to MLBFS a continuing first lien and security interest upon the Collateral subject only to any Permitted Liens. In furtherance thereof, Customer hereby irrevocably: (i) authorizes and directs MLPF&S to name or rename the Securities Account on its books and records as the "NOVO MEDIAGROUP, INC. PLEDGED COLLATERAL ACCOUNT F/B/O MLBFS", (ii) authorizes and directs MLPF&S and every other person or entity now or hereafter holding or otherwise having possession or control of any Collateral to hold, possess or control such Collateral as agent for MLBFS and subject to the rights, direction, control and security interest of MLBFS, (iii) authorizes and directs MLPF&S and all such other persons or entities to comply with any and all present and future orders or directions of MLBFS with respect to all or any part of the Collateral, notwithstanding any contrary direction or dispute by Customer or any other party (unless prohibited by law or the order of a judicial body having appropriate jurisdiction), and without making any inquiry whatsoever as to MLBFS' right or authority to give such order or direction or as to the application of any payment pursuant thereto, and (iv) waives and releases
MLPF&S and all such other persons and entities from, and agrees to indemnify and hold harmless MLPF&S and all such other persons and entities from and against, any liability
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whatsoever for complying with any such order or directions of MLBFS. So long as no Event of Default shall have occurred and be continuing, MLBFS will not issue any orders or directions to MLPF&S with respect to the Collateral not approved by Customer.

3. RIGHTS AND LIMITATIONS OF CUSTOMER. (a) Except upon the prior written consent of MLBFS, Customer shall not: (i) purchase any financial assets, investment property or other property with funds in the Securities Account other than: (A) publicly held domestic money market funds, (B) obligations of or guaranteed or insured by the U.S. Government (including insured certificates of deposit), or
(C) if the overall investment quality of the Collateral is not thereby materially reduced, stocks, bonds and other financial assets or investment property purchased with the proceeds of other Collateral which has been sold by Customer; (ii) borrow any funds on margin or otherwise from anyone other than MLBFS using the Securities Account, any financial assets or investment property in or controlled by the Securities Account or any other Collateral as collateral; (iii) otherwise grant or permit to exist any lien or security interest upon any part of the Collateral other than Permitted Liens, or (iv) directly or indirectly withdraw any financial assets, investment property or other property from the Securities Account except in connection with a sale permitted hereby.

(b) So long as no Event of Default shall have occurred and be continuing, Customer may without the consent of MLBFS: (i) retain any financial assets, investment property and other property which are in or controlled by the Securities Account on the date hereof; (ii) sell any such property at any time so long as the proceeds are either held in the Securities Account or used to purchase other financial assets or investment property permitted hereby which are held in or controlled by the Securities Account; and (iii) exercise any voting and consensual rights with respect to the financial assets, investment property and other property included in the Collateral for any purpose not inconsistent with this Security Agreement.

4. WARRANTIES. Customer warrants to MLBFS on a continuing basis that:

(a) OWNERSHIP AND PRIORITY. Except for the rights of MLBFS hereunder and for any Permitted Liens: (i) Customer is the owner of the Securities Account and all other Collateral free and clear of any interest or lien of any third party; and (ii) upon the acknowledgment of this Security Agreement by MLPF&S and/or the completion of any other action required by applicable law to perfect its security interest hereunder, MLBFS will have a valid and perfected first lien and security interest upon all of the Collateral.

(b) COLLATERAL NOT RESTRICTED; ENFORCEABILITY. Except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity: (i) neither Customer nor any part of the Collateral is subject to any legal, contractual or other restriction which might hinder or prevent the grant to or enforcement by MLBFS of the security interest in the Collateral pursuant to this Security Agreement, and
(ii) this Security Agreement is the legal, valid and binding obligation of Customer, enforceable against Customer in accordance with its terms.

(c) RIGHT, POWER AND AUTHORITY. Customer has the full right, power and authority to make, execute and deliver this Security Agreement.

5. COVENANTS.

(a) NO OTHER LIENS. Except upon the prior written consent of MLBFS, Customer will not cause or permit to exist any security interests or liens upon the Collateral other than Permitted Liens.

(b) MAINTENANCE OF PERFECTION. Customer will execute and deliver to MLBFS such Uniform Commercial Code financing statements, continuation statements and other agreements, instruments and documents as MLBFS may from time reasonably require in order to establish, perfect and maintain perfected the lien and security interest of MLBFS hereunder.

(c) CHANGE IN PRINCIPAL PLACE OF BUSINESS. Customer will provide not less than 30 days prior written notice of any change in Customer's principal place of business.

(d) CHANGE WITH MLPF&S. Customer will provide MLBFS with prompt written notice of any change known to Customer in the account number of the Securities Account, the Financial Consultant at MLPF&S assigned to Customer or the address of said Financial Consultant's office at MLPF&S.

(e) MINIMUM COLLATERAL VALUE. Customer further warrants and agrees that the aggregate immediate market value of the Collateral will at all times during the term hereof be not less than the Minimum Value. In determining the value of the Collateral for the purposes of this Section, no value will be given to any financial assets or investment property in or controlled through the Securities Account for less than 30 calendar days where such financial assets or investment property either: (i) have been issued by an open-end investment company (including money market funds and other open-end mutual funds) other than in connection with reinvestment of dividends; or (ii) are part of a new issue with respect to which MLPF&S participated as a member of the selling group or syndicate.

6. EVENT OF DEFAULT. The occurrence of any of the following will constitute an "Event of Default" hereunder: (a) the occurrence of an Event of Default under the terms of any of the Loan Agreements; or (b) if Customer shall breach or violate any of its covenants or warranties herein contained, and does not cure such breach or violation within 10 Business Days after notice from MLBFS; or (c) a default or Event of Default by Customer shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed; or (d) Customer's subscription to the Securities Account shall be terminated for any reason; or
(e) any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired (determined in a manner consistent with the intent of Section 1-208 of the UCC); or (f) if at any time the aggregate immediate market value of the Collateral shall be or become an amount less than the Minimum Value (determined in a manner consistent with Section 5(e) hereof), and Customer shall not within 1 Business Day of written demand by MLBFS deposit into the Securities Account additional financial assets or investment property acceptable to MLBFS sufficient to increase such aggregate immediate market value to at least the Minimum Value; or (g) any Bankruptcy Event shall occur.



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7. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter during the continuance thereof, MLBFS may, at its option, and in addition to all other rights and remedies available to MLBFS: (a) by written notice to MLPF&S, terminate all rights of Customer with respect to control of the Collateral (it being understood, however, that upon the occurrence of any Bankruptcy Event all rights of Customer with respect to control of the Collateral shall automatically terminate without notice or other action on the part of MLBFS), and thereby obtain the right to exclusive control over the Collateral, including, without limitation, the right to cancel any open orders and close any and all outstanding contracts, liquidate all or any part of the Collateral, transfer the Securities Account or any other Collateral to the name of MLBFS or its nominee, and withdraw any Collateral from the Securities Account; and (b) exercise any one or more of the rights and remedies of a secured party under the UCC. Any sale of Collateral pursuant to this Paragraph may be made at MLBFS' discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and MLBFS or MLBFS' agent may at any such sale be the purchaser for the account of MLBFS or such agent. The proceeds of sale or other disposition of any of the Collateral shall be applied by MLBFS on account of the Obligations, with any excess paid over to Customer or its successors or assigns, as their interests and rights may appear, or whoever else may then be adjudged entitled thereto. To the fullest extent permitted by law, Customer waives notice of any sale, advertisement and all other notices and formalities whatsoever. All rights and remedies available to MLBFS hereunder shall be cumulative and in addition to all other rights and remedies otherwise available to it at law, in equity or otherwise, and any one or more of such rights and remedies may be exercised simultaneously or successively. No waiver by MLBFS of any Event of Default shall waive any other or subsequent Event of Default. None of the provisions hereof shall be held to have been waived by any act or knowledge of MLBFS, but only by a written instrument executed by an officer of MLBFS and delivered to Customer.

8. POWER OF ATTORNEY. Customer further agrees that MLBFS shall have and hereby irrevocably grants to MLBFS, effective upon the occurrence and during the continuance of any Event of Default, the full and irrevocable right, power and authority in the name of Customer or in MLBFS' own name, to demand, collect, withdraw, receipt for and sue for the Securities Account and any or all of the other Collateral, and all amounts due or to become due and payable upon or with respect to the Collateral; to execute any withdrawal receipts respecting any or all of the Collateral; to endorse the name of Customer on any and all commercial paper and other instruments given in payment therefor; and, in its discretion, to take any and all further action (including, without limitation, the transfer of the Securities Account or any other Collateral to the name of MLBFS or its nominee) which MLBFS shall deem necessary or appropriate to preserve or protect its interests hereunder.

9. RIGHTS ABSOLUTE. The rights of MLBFS hereunder and with respect to the Collateral are absolute and unconditional, and nothing that MLBFS does or leaves undone shall affect such rights of MLBFS. Without limiting the foregoing, MLBFS shall not as a condition of such rights be required to resort to any other collateral or security, pursue or exhaust any remedy against Customer or any other party or observe any formality of notice or otherwise (except as expressly provided herein); and (ii) Customer hereby consents to, and waives notice of, any extension, renewal or modification from time to time of any of the Loan Agreements or any other agreement, instrument or document evidencing or securing the Obligations, any extensions, forbearances, compromises or releases of any of the Obligations, and the release of any party primarily or secondarily obligated for the Obligations or of any other collateral therefor.

10. LIMITATION OF MLBFS' OBLIGATIONS. MLBFS shall not as a result of this Security Agreement be subjected to any obligation or liability of Customer of any manner or type with respect to the Collateral, including, but not limited to, the duty to perform any covenants and agreements made by Customer; all of which obligations and liabilities shall continue to rest upon Customer as though this Security Agreement had not been made.

11. MLPF&S NOT AUTHORIZED. CUSTOMER ACKNOWLEDGES AND AGREES THAT
NOTWITHSTANDING THE AFFILIATION BETWEEN MLBFS AND MLPF&S, AND THE AGENCY RELATIONSHIP ACKNOWLEDGED BY MLPF&S IN THE CONSENT HERETO, NEITHER MLPF&S NOR ANY OF ITS EMPLOYEES ARE AUTHORIZED TO WAIVE ON BEHALF OF MLBFS ANY PROVISION HEREOF, OR CONSENT ON BEHALF OF MLBFS TO ANY ACTION OR INACTION BY CUSTOMER, OR OTHERWISE BIND MLBFS.

12. TERM. This Security Agreement shall become effective when signed by Customer, and shall continue in effect so long thereafter as any of the Loan Agreements shall be in effect or there shall be any Obligations outstanding.

13. MISCELLANEOUS.

(a) Customer waives notice of the acceptance hereof by MLBFS.

(b) Titles to Paragraphs are for convenience only and shall not be considered in the interpretation hereof.

(c) This Security Agreement shall be binding upon Customer and Customer's heirs, personal representatives, successors and assigns, as applicable, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one "Customer", their obligations hereunder are joint and several.

(d) THIS WRITTEN SECURITY AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, MAY BE MODIFIED ONLY BY A WRITTEN INSTRUMENT EXECUTED BY BOTH MLBFS AND CUSTOMER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) THIS SECURITY AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS SECURITY AGREEMENT IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, CUSTOMER AGREES THAT THIS SECURITY AGREEMENT MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE LOAN AGREEMENTS MAY BE ENFORCED. CUSTOMER FURTHER AGREES THAT ANY CLAIM BY CUSTOMER AGAINST MLBFS HEREUNDER OR WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT AGAINST MLBFS ONLY IN AN ACTION OR PROCEEDING IN A FEDERAL OR STATE COURT IN THE COUNTY OF COOK AND STATE OF ILLINOIS, AND CUSTOMER WAIVES THE RIGHT TO BRING ANY SUCH ACTION OR PROCEEDING OR ASSERT ANY COUNTERCLAIM AGAINST MLBFS IN ANY OTHER JURISDICTION OR BEFORE ANY OTHER FORUM.


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(f) Customer and MLBFS hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other party in any way related to or arising out of this Security Agreement, any of the Loan Agreements or any of the transactions contemplated hereby or thereby.

Dated as of the day and year first above written.

NOVO MEDIAGROUP, INC.


By: /s/ KIMBERLEY H. VOGEL
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          Signature (1)            Signature (2)
        Kimberley H. Vogel
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          Printed Name             Printed Name
        CFO
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          Title                    Title

ACCEPTED AT CHICAGO, ILLINOIS:

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By:  /s/ SIGNATURE ILLEGIBLE
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